UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2018

EyePoint Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 926-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 29, 2018, EyePoint Pharmaceuticals, Inc. (the “Company”), formerly pSivida Corp., filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that the Company and its newly-created wholly-owned subsidiary, Oculus Merger Sub, Inc. (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Icon Bioscience, Inc., a Delaware corporation (“Icon”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as representative of Icon’s securityholders, pursuant to which Merger Sub was merged with and into Icon, with Icon being the surviving corporation and a wholly-owned subsidiary of the Company (the “Icon Acquisition”). This amendment to the Original Form 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original Form 8-K.

Item 8.01 Other Information.

Attached hereto as Exhibit 99.2 is a description of the Company’s business following the Icon Acquisition, which description replaces the disclosures contained in the Company’s prior public filings, including those appearing under the caption “Business” in its Annual Report on Form 10-K for the fiscal year ended June 30, 2017 filed with the Securities and Exchange Commission (“SEC”) on September 13, 2017, as amended by its Annual Report on Form 10-K/A for the fiscal year ended June 30, 2017 filed with the SEC on October 30, 2017.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited balance sheets of Icon as of December 31, 2017 and 2016, and the related statements of operations, stockholders’ equity (deficit) and cash flows for each of the years in the two-year period ended December 31, 2017, including the report of its independent registered public accountant, Frank, Rimerman + Co. LLP, are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information related to the Icon Acquisition is filed as Exhibit 99.4 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

4.1	Warrant to Purchase Common Stock of pSivida Corp., issued March 28, 2018, to SWK Funding LLC (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on March 29, 2018 (File No. 000-51122)).

10.1	Securities Purchase Agreement, dated as of March 28, 2018, by and among pSivida Corp. and EW Healthcare Partners, L.P. and EW Healthcare Partners-A, L.P. (incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on March 29, 2018 (File No. 000-51122)).

10.2	Second Securities Purchase Agreement, dated as of March 28, 2018, by and among pSivida Corp. and EW Healthcare Partners, L.P. and EW Healthcare Partners-A, L.P. and each other person identified on the signature pages thereto (incorporated herein by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on March 29, 2018 (File No. 000-51122)).

10.3	Registration Rights Agreement, dated as of March 28, 2018, by and among pSivida Corp. and EW Healthcare Partners, L.P. and EW Healthcare Partners-A, L.P. (incorporated herein by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on March 29, 2018 (File No. 000-51122)).

10.4	Credit Agreement, dated as of March 28, 2018, among pSivida Corp., SWK Funding LLC and the financial institutions party thereto from time to time as lenders (incorporated herein by reference to Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed on March 29, 2018 (File No. 000-51122)).

10.5	Agreement and Plan of Merger, dated March 28, 2018, by and among pSivida Corp., Oculus Merger Sub, Inc., Icon Bioscience, Inc. and Shareholder Representative Services LLC (incorporated herein by reference to Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed on March 29, 2018 (File No. 000-51122)).

23.1*	Consent of Frank, Rimerman + Co. LLP.

99.1	Press release dated March 28, 2018 (incorporated herein by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on March 29, 2018 (File No. 000-51122)).

99.2*	Updated Business Section.

99.3*	Audited financial statements of Icon Bioscience, Inc.

99.4*	Unaudited pro forma condensed combined financial statements.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EyePoint Pharmaceuticals, Inc.

Date: June 11, 2018	By:	/s/ Nancy Lurker
	Name:	Nancy Lurker
	Title	President and Chief Executive Officer